CONSENT OF COUNSEL

        I hereby consent to the use of my name as legal counsel in the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended September 30, 1995 filed by Analytical Surveys, Inc. on Form 10-KSB.

                                     DANIEL P. EDWARDS, P.C.
                                     BY: /s/ Daniel P. Edwards
                                             President

                                     Colorado Springs, CO
                                     December 27, 1995